Exhibit 99.3 IMPACT ESG INVESTMENT Digitising physical objects to enable the circular and closed loop economy Security Matters Limited (ASX:SMX) Summer 2022 1

Australia - Important notice and disclaimer This investor presentation (Presentation) is dated 22 July 2022 and has been prepared by Security Matters Limited ACN 626 192 998 (Security Matters). Summary information The information in this Presentation is of a general background nature regarding a transaction, is in summary form and does not purport to be complete. It does contain all information relevant or necessary for an investment decision or that would be required to be included in a prospectus under the Corporations Act 2001 (Cth) (Corporations Act). It should be read in conjunction with Security Matters' most recent financial report and other period and continuous disclosure announcements lodged with the Australian Securities Exchange (ASX) available at www.asx.com.au. The content of this presentation is provided as at the date of the Presentation (unless otherwise stated). The information in this Presentation is subject to change without notice. No representation or warranty, express or implied is made by Security Matters or any of its advisers as to the accuracy, adequacy or reliability of any information contained in this Presentation. Not a prospectus or an offer of securities This Presentation is not a prospectus or any other offering document under Australian law (and will not be lodged with the Australian Securities and Investments Commission (ASIC)) or any other law. This Presentation is for information purposes only and is not an invitation or offer of securities for subscription, purchase or sale in any jurisdiction. The distribution of this Presentation outside Australia may be restricted by law. Any recipient of this Presentation who is outside Australia must seek advice on and observe any such restrictions. This Presentation may not be reproduced or published, in whole or in part for any purpose without the prior written permission of Security Matters. Not financial or product advice This Presentation does not constitute financial product or investment advice or a recommendation to acquire securities in Security Matters. It has been prepared without taking into account the objectives, financial position or needs of individuals. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information provided. No reliance may be placed for any purpose whatsoever on the information included in this Presentation or on its accuracy or completeness. An investment in securities is subject to known and unknown risks, some of which are beyond the control of Security Matters and its directors, including possible loss of income and principal invested. Security Matters does not guarantee any particular rate of return or the performance of Security Matters, nor does it guarantee any tax treatment. Cooling off rights do not apply to securities. Financial data All dollar values are in Australian dollars (A$) unless stated otherwise. Certain figures, amounts, percentages, estimates, calculations of value and fractions provided in this Presentation are subject to the effect of rounding. Accordingly, the actual calculation of these figures may differ from figures set out in this Presentation. Past Performance Past performance information given in this Presentation is given for illustrative purposes only and should not be relied on as (and is not) an indication of future performance. 2 2 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Australia - Important notice and disclaimer Cont. Future Performance This Presentation may contain certain forward-looking statements . The words expect , anticipate , estimate , intend , believe , guidance , should , could , may , will , predict , plan and other similar expressions are intended to identify forward-looking statements. Indications of, and guidance on, future earnings and financial position and performance are also forward-looking statements. Forward-looking statements, opinions and estimates provided in this Presentation are based on assumptions and contingencies which are subject to change without notice and involve known and unknown risks and certainties and other factors which are beyond the control of Security Matters and its directors and management and may involve significant elements of subjective judgement and assumptions as to future events which may or may not be correct. This includes statements about market and industry trends, which are based on interpretations of current market conditions. Forward looking statements are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. Actual results, performance or achievements may differ materially from those expressed or implied in such statements and any projections and assumption on which these statements are based. These statements may assume the success of Security Matters' business strategies. The success of any of those strategies will be realised in a period for which the forward looking statement may be been prepared or otherwise. Prospective investors are cautioned not to place undue reliance on forward-looking statements. No representation or warranty, express or implied is made as to the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, returns or statements in relation to future matters contained in this Presentation. The forward looking statements are based on information available to Security Matters as at the date of this Presentation. Except as required by law or regulation (including the ASX Listing Rules), none of Security Matters, its representatives or advisers undertakes any obligation to provide any additional or updated information whether as a result of a change in expectations or assumptions, new information, future events or results or otherwise. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward looking statements. Statements about past performance are not necessarily indicative of future performance. Disclaimer To the maximum extent permitted by law, Security Matters (including its subsidiaries, related bodies corporate, shareholders, affiliates, advisers and agents): • disclaims all responsibility and liability (including, without limitation, any liability arising from fault, negligence or negligent misstatement) for any loss arising from this Presentation or reliance on anything contained in or omitted from it or otherwise arising in connection with this Presentation; • disclaims any obligations or undertaking to release any updates or revision to the information in this Presentation to reflect any change in expectations or assumptions; and • does not make any representation or warranty, express or implied as to the accuracy, reliability, completeness of the information in this Presentation or that this Presentation contains all material information about Security Matters or which a prospective investor may require in evaluating a possible investment in Security Matters or acquisition of shares in Security Matters or likelihood of fulfilment of any forward looking statement or any event or results express or implied in any forward looking statement. Acceptance By attending an investor presentation or briefing or accepting, accessing or reviewing this Presentation you acknowledge and agree to the terms set out in this section of the Presentation titled Important Notice and Disclaimer 3 3 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Disclaimer US This presentation (together with oral statements made in connection herewith, the Presentation ) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Security Matters Limited ( Security Matters or SMX ) and Lionheart III Corp ( Lionheart ) and related transactions and for no other purpose. No Offer or Solicitation This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. This Presentation is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended (“Securities Act”), or exemptions therefrom. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein as well as the merits and risks involved. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Readers should carefully review the risk factors and other cautionary statements described therein before making an investment decision. No representation, express or implied, is or will be given by Security Matters, Lionheart or their respective affiliates and advisors as to the accuracy or completeness of the information contained in this Presentation. Important Information and Where to Find It In connection with the potential business combination, a registration statement on Form F-4 (the “Form F-4”) is expected to be filed by Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (the “Parent”) with the U.S. Securities and Exchange Commission (the “SEC”). Upon the closing of the proposed business combination, it is expected that the Parent will be the ultimate parent of Lionheart and Security Matters. The Form F-4 will include a preliminary proxy statement / prospectus to be distributed to holders of Lionheart’s common stock in connection with Lionheart’s solicitation of proxies for the vote of its stockholders in connection with the proposed business combination and other matters as described in the Form F-4, as well as a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lionheart and SMX urge investors, stockholders and other interested persons to read, when available, the Form F-4, including the proxy statement/prospectus included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about SMX, Lionheart, the Parent and the proposed business combination. After the Form F-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Lionheart’s stockholders as of the record date established for voting on the proposed business combination. Lionheart’s stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Lionheart III Corp, 4218 NE 2nd Avenue, Miami, Florida 33137. 4 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Disclaimer US (cont’d) INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN. Industry and Market Information Information contained in this Presentation concerning Security Matters’ industry and the markets in which it operates, including Security Matters’ general expectations and market position, market opportunity and market size, is based on information from Security Matters’ management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. In some cases, we may not expressly refer to the sources from which this information is derived. Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Security Matters’ knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable. In addition, assumptions and estimates of Security Matters’ and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause Security Matters’ future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates. Trademarks All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Security Matters’ or Lionheart’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may not TM appear with the ® or symbols, but such references are not intended to indicate, in any way, that Security Matters or Lionheart will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Use of Non-GAAP Financial Measure This Presentation includes a presentation of Net Debt, which is a non-GAAP financial measure, that is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from the non-GAAP financial measure used by other companies. Security Matters and Lionheart believe that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating the post business combination company. This non-GAAP measure should not be considered in isolation from, or as an alternative to, the financial measures determined in accordance with GAAP. A reconciliation of Net debt to the most directly comparable GAAP measure is included in this Presentation. Participants in the Solicitation of Proxies This Presentation is not a solicitation of a proxy from any investor or security holder. Lionheart, Securities Matters, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Lionheart’s directors and executive officers in Lionheart’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 14, 2022, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Form F-4 that includes the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above. 5 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Disclaimer US (cont’d) Disclaimer and Cautionary Note Regarding Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends that are not statements of historical matters. Such forward-looking statements with respect to revenues, earnings, performance, strategies, the market, prospects and other aspects of the businesses of Security Matters, Lionheart or a combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors, many of which are outside of the control of Security Matters and Lionheart, could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the Security Matters and Lionheart to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Lionheart or equity holders of Security Matters is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) Security Matters' limited operating history; (v) Security Matters' ability to grow and manage its growth effectively; (vi) Security Matters' ability to execute its business plan; (vii) Security Matters' estimates of the size of the markets for its products; (viii) the rate and degree of market acceptance of Security Matters' products; (ix) Security Matters' ability to identify and integrate acquisitions; (x) Security Matters' future investments in its technology and operations; (xi) potential litigation involving Lionheart or Security Matters or the validity or enforceability of Security Matters' intellectual property; (xii) risks relating to the uncertainty of the projected financial information with respect to Security Matters; (xiii) the effects of competition on Security Matters’ business; (xiv) developments and changes in laws and regulations; (xv) the impact of significant investigative, regulatory or legal proceedings; (xvi) general economic and market conditions impacting demand for Security Matters' products and services; (xvii) the amount of redemption requests made by Lionheart’s public stockholders; (xviii) the amount cash available following any redemptions by Lionheart stockholders; (xix) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; (xx) the ability of Lionheart or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and (xxi) those factors discussed in Lionheart’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 , filed on April 14, 2022, under the heading “Risk Factors,” and other documents of Lionheart filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Lionheart nor Security Matters presently know or that Lionheart and Security Matters currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lionheart’s and Security Matters’ expectations, plans or forecasts or future events and views as of the date of this Presentation. Lionheart and Security Matters anticipate that subsequent events and developments will cause Lionheart’s and Security Matters’ assessments to change. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Security Matters and Lionheart undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. 6 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Lionheart III Overview

SECURITY MATTERS

Sponsor Background

- Lionheart III Corp is a $125 million SPAC led by the founder/CEO and executives of Lionheart Capital
- Lionheart Capital is a Miami-based diversified investment firm focused on building shareholder value in high-growth companies

Proven SPAC Sponsor

opes acquisition corp. BURGERFI

BFI | **Nasdaq** Listed
(Closed)

LIONHEART II CORP MSP RECOVERY

MSPR | **Nasdaq** Listed
(Closed)

LIONHEART III CORP

Lionheart Capital Track Record

LIONHEART CAPITAL

1. A multi-dimensional investment firm focused on **value growth investments** in the public markets
2. **Success** taking over OPES Acquisition Corp. and launching Lionheart Acquisition Corp II which closed a business combination with MSP Recovery in May 2022
3. **Best-in-class global relationships** with next-generation technology companies and disruptive tech-enabled companies
4. **Proven record of value creation for under-appreciated assets.** Transformed an obsolete waterfront hospital to The Ritz Carlton Residences in Miami Beach
5. Proven skillset in **transitioning companies from private to public** while maintaining a flexible industry focus
6. **World-class management team and board of directors** with multi-industry operating and investing experience

EQUILIBRIUM ECONOMY
Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.
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Lionheart III Corp Leadership

SECURITY MATTERS

The Lionheart III Corp ("LION") management team collectively has 80+ years of operating and investing experience across multiple sectors and asset classes



Ophir Sternberg
Chairman and CEO

- **Ophir has over 28 years of proven transaction, operating and investing experience.** He is the Founder and CEO of Lionheart Capital LLC ("Lionheart Capital"), a diversified investment firm focused on value and growth investments in private and public markets
- Ophir was the Chairman and CEO of Lionheart Acquisition Corp II ("LCAP") which completed a business combination valued at $32.6 billion with MSP Recovery. Ophir serves as Executive Chairman of BurgerFi (Nasdaq: BFI), which Ophir's prior SPAC merged with and took public
- Ophir's other major transactions include: the purchase of Cigarette Racing Team and the development The Ritz-Carlton Residences in Miami Beach and Singer Island in Palm Beach
- Ophir founded Out of the Box Ventures, which acquires and repositions distressed retail properties throughout the U.S.
- **Prior SPAC experience**: Chairman and CEO of Opes Acquisition Corp. ("Opes") and now Executive Chairman of BurgerFi, and a Director of MSP Recovery
- **Prior / current board experience**: Opes, BurgerFi, LCAP, MSP Recovery

LIONHEART ACQUISITION CORP · opes acquisition corp. · BFI | Nasdaq Listed · LIONHEART CAPITAL · MSP · LCAP | Nasdaq Listed · OUT of the BOX VENTURES



Paul Rapisarda
CFO

- **Paul brings more than 25 years of C-suite and investment banking experience.** As CFO, he is responsible for overseeing all corporate finance functions including financial reporting, treasury and cash management, regulatory and SEC compliance matters and investor relations
- Since 2019, Paul has served as CFO of LION, LCAP, Lionheart Capital and Out of the Box Ventures
- Prior to joining Lionheart Capital, Paul served as CFO of Etrion Corp., a dual-listed (TSX / STO) solar energy company and EVP of Commercial Development for Atlantic Power (NYSE:AT), a dual listed (TSX / NYSE) independent power company. At Atlantic Power, Paul played a principal role in the $1.8 billion merger with Capital Power Income L.P.
- **Prior SPAC experience**: Paul previously served on the Board of Directors of Opes and also served as the CFO of LCAP
- **Prior / current board experience**: Opes (audit committee)

LIONHEART ACQUISITION CORP · opes acquisition corp. · LCAP | Nasdaq Listed · LIONHEART CAPITAL · OUT of the BOX VENTURES · Atlantic Power Corporation · etrion



Faquiry Diaz Cala
COO

- **Faquiry brings more than 25 years of investing and operating experience**
- Faquiry has served as COO of LION since 2021. He leads the Mergers and Acquisitions and Corporate Strategy divisions, overseeing daily administrative and business operations at Lionheart Capital
- Faquiry also serves as Chief of Mergers and Acquisitions and Corporate Strategy at BurgerFi
- Faquiry has held positions as an executive, board member and observer at various public and private corporations within the U.S. and internationally. He also served on the board of several non-profit organizations and educational institutions
- Faquiry graduated from the Wharton School at the University of Pennsylvania
- **Prior SPAC experience**: Faquiry currently serves as COO of LION and served as COO of LCAP

LIONHEART ACQUISITION CORP · LCAP | Nasdaq Listed · BFI | Nasdaq Listed

Independent Directors



Roger Meltzer, Esq.

LIONHEART ACQUISITION CORP · Haymaker Acquisition Corp. · DLA PIPER · Cahill



James Anderson

LIONHEART ACQUISITION CORP · LCAP | Nasdaq Listed · opes acquisition corp.



Thomas Byrne

LIONHEART ACQUISITION CORP · LCAP | Nasdaq Listed · Kaptyn · Jamba Juice



Thomas Hawkins

LIONHEART ACQUISITION CORP · LCAP | Nasdaq Listed · JUMPTUIT · MEDNAX

EQUILIBRIUM ECONOMY

Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

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Transaction Overview

SECURITY MATTERS

Overview

Lionheart III Corp ("LION") has agreed to acquire Security Matters Limited ("SMX") at an implied pre-money equity valuation of $200 million

- Lionheart III Corp is a publicly-listed special purpose acquisition vehicle with $126.3 million in trust
- Expected transaction close is Q4 2022

Illustrative Pro Forma Ownership[1]



LION Shareholders
LION Sponsor
SMX Existing Shareholders
34.7%
9.8%
55.5%

Illustrative Sources & Uses ($m)

Sources	
LION Cash in Trust[2]	$126.3
LION Sponsor[3]	6.0
SMX Rollover Equity	200.0
Total Sources	**$332.3**
Uses	
LION Sponsor[2]	$6.0
SMX Cash to Balance Sheet[4]	115.9
SMX Rollover Equity	200.0
Transaction Expenses[5]	10.4
Total Uses	**$332.3**

Illustrative Pro Forma Valuation ($m)

Valuation Summary	
Pro Forma Equity Value	$360.3
Plus: Net Debt[4]	(115.9)
Pro Forma Enterprise Value	**$244.4**

(1) Pro Forma Ownership on a non-fully diluted basis at $10.00 per share
(2) LION Cash in Trust assumes no redemptions by LION Shareholders. Recent SPAC transactions have been characterized by high redemption rates.
(3) LION Sponsor includes 125,000 private placement units purchased by the IPO underwriter
(4) SMX Cash to Balance Sheet (Net Debt) assumes $126.3m LION Cash in Trust minus $10.4m Transaction Expenses
(5) Transaction Expenses include deferred IPO underwriting fee, M&A fee and an estimated $5m for other transaction expenses; subject to change

EQUILIBRIUM ECONOMY

Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

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SMX gives materials memory 10

The System Within Within your business lies a world of potential; potential that can be realized by something so miniscule you won’t even know it’s there. An invisible solution that can turn your business into an intelligent ecosystem. Building an inter-connected network. Putting sustainability at the heart of what you do. By empowering you at a molecular level, we'll help your business drive change on a greater scale. Because inside your operation lies the power to transform tomorrow. SMX. The system within. The System Within Value Proposition Sustainably-run businesses can be more effective businesses, that want to make better choices for their company and the planet. SMX uses technology designed to turn businesses into ecosystems that work as a united whole, unlike less adaptable technologies and platforms that can’t deliver the system change required. 11 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Origin story ‘From in the dark to informed intelligence’ There are moments the ground shifts beneath our feet. Suddenly, the entire global landscape changes, and business can no longer operate in the way it did before. Today, we are experiencing that change. The world is demanding greater and greater transparency, efficiency and resilience - a call to do things better; a challenge loaded with so much exciting possibility. That is why SMX decided to find a new way to unlock knowledge – to help counter the lack of transparency and create a system where bad actors have nowhere to hide. With ‘augmented materials,’ you can know the granular detail of a material – its provenance, its purity, its integrity. That way, transparency can be built-in, and industry can gain the intelligence it needs to work in smarter and more productive ways - linking parts of the value chain and enabling use, reuse and reuse again to realize the potential of materials. st It’s a system designed for the 21 century economy. A system that is highly innovative and can empower businesses to build the real-world circular economy. A system that can help change the way we operate from the inside out. The system within. 12 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX 4 Key Benefits Multiple-stages and multiple-loops traceability: The resilience of the SMX marker and block-chain platform is designed to ensure that the data is never compromised or lost, enabling more accurate and reliable traceability as the material is recycled/reused multiple times Enhanced data flow and circularity: The SMX marker enables you to store data at a molecular level within products and materials, allowing for increased transparency of marked content, for greater granularity and ease of recycling Exciting knowledge gathering potential: The SMX reader is designed to enable easy data gathering at any point within the supply chain, without affecting the product or material, eliminate blind spots, and provide the complete picture Multiple application possibilities: Each SMX marker is unique and can be applied to any material, providing access to a large number of markers and a system with greater potential for different applications 13 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Our Vision To unlock the way global business will operate tomorrow, by enabling a real-world circular economy. We can help make the transition to a circular economy positive, productive and profitable for everyone in the value chain – and for the planet. Our goal is to be the global standard & best practice “ for recording & connecting all physical goods with a digital twin on the blockchain 14 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done. “

What is the ‘Circular Economy’? The circular economy is a new way of The circular economy moves away from the traditional “take- looking at the relationships between make- dispose” economic model to one that is regenerative by design, with the goal of retaining as much value as possible from markets, customers and natural resources. resources, products, parts and materials to create a system that allows for longer life, optimal reuse, refurbishment, remanufacturing and recycling. Companies who implement the circular economy concentrate on rethinking products and services using principles based on Move away from durability, renewability, reuse, repair, replacement, upgrades, the linear economy… refurbishment and reduced material use. By applying these principles, companies can design out waste, increase resource productivity and decouple growth from natural resource consumption. This is the biggest opportunity to transform production and consumption since the First Industrial Revolution 250 years ago. By unleashing circular innovation, we can boost Enable the the global economy’s resilience, support people and Circular Economy… communities around the world and help fulfil the Paris Agreement and the UN Sustainable Development Goals. - World Business Council for Sustainable Development, CEO Guide to the Circular Economy,2017 15 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Circular closed loop economy The core challenge of climate change and protecting the environment is not only limited to carbon emissions or coal, but about reusing products again, so we can reduce the amount of raw materials we need. It is uneconomical and inefficient to use 100% new materials in every product you manufacture. By reclaiming & recycling the materials from unwanted products at the end of their lifecycle, it can be more efficient and economical for the business and the industry as a whole. 16 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Technology Innovation 17

To be a leading Impact ESG Investment High Impact Potential for Positive Change SMX’s technology is an enabler for global companies across various industries to transition more successfully to a sustainable circular economy. By adopting SMX’s technology, they can be able to tangibly measure and track the raw material from origination, through the supply chain and at the end of life – where the amount of material recycled/reused from that product item can be measured and as well as the number of times that specific material/item has been recycled/reused. This gives brands/companies the option and ability to record this on SMX’s digital blockchain platform to more accurately claim carbon & plastic credits that are tangibly linked to a physical recycled commodity – potentially resulting in a valuable tradeable asset. The overall transition to the Circular Economy, by incentivizing players along the value chain, can be made by commoditizing and increasing the value of the recycled materials - motivating the circular economy via the financial markets. SMX believes it is the only technology that has tangibly demonstrated a full transparent circularity successfully. 18 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

To be a leading Impact ESG Investment Market Applications and Appeal SMX’s technology can be applied at a molecular level on solids, liquids or gas at multiple points in the supply chain as a drop in solution. This enables SMX to work strategically in the following segmented markets, across a variety of materials. Segmented Markets Materials Circular Economy / Supply Chain Plastics, Rubber Gold, Diamonds, Timber/Lumber, Cement, Ethical Mining & Raw Minerals Ore & Rare Earths Electronics & Components Electronics & Silicon Wafer Leather, Organic Silk, Organic Cotton, Wool, Fashion & Cosmetics Vegan Leather, Polyester, EVA, TPU, ABX, PET Sustainability & Food Security Wine, Animal Feed, Palm Oil, Seeds SMX’s potential for positive ESG impact is exciting, and its ability to more accurately and transparently measure has been proven. 19 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Enabling Technology to Successfully Transition to a Circular Economy As global businesses faces new and complex challenges relating to carbon neutrality and meeting new governmental and regional regulations and standards, SMX is able to offer players along the value chain access to its marking, tracking, measuring and digital platform technology to transition more successfully to a low-carbon economy. SMX is a key technological tool in enabling brands/companies to: • Use a transparent, measurable, tangible technology that can more accurately identify the origins and material composition of raw materials within the finished consumer product and its packaging, enabling it to re-enter the economy for recycling/reuse. • Be better positioned to create a leading industry standard relating to carbon neutrality, ethics and the ability to meet new government regulations and standards. • Adopt a transparent value chain stakeholder compliance approach. 20 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Tech Solution Benefits CIRCULAR ECONOMY The raw material is marked and recorded on blockchain to enable more accurate identification for recycling and allows the company to lodge a credible carbon credit claim. BLOCKCHAIN PLATFORM (optional) SUPPLY CHAIN INTEGRITY Gives the ability to detect Greater protection from Product diversion of products and verify Diversion/Loss or Dilution or Product Authenticity in real time Substitution without destroying the item at multiple points in the supply chain and at retail level. MORE COMPREHENSIVE TRACEABILITY COMPLIANCE & LIABILITY Greater traceability of product origin (i.e. Authenticate Ethical Sources & Enabler of compliance for ESG Origination) and supply chain history. regulations, international customs and industry quality regulation. Ability to read product’s history by Markers are compatible with food scanning the item. In addition to date & regulation. origin and material composition, it can identify if any parts have been changed or repaired (where & when). 21 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX’s view of its Technology 1 1 Innovative 2 Sustainable 3 Essential 22 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

1. Innovative Technology for 3 product lifecycles Raw material Production Production Customer Customer Recycling/ Reuse • Security Matters believes permanent marking of any object (either solid, liquid or gas) makes the technology unique. • Security Matters offers an advanced next generation technology that can invisibly mark and store multiple data at a molecular level, in solids, liquids or gas. • The code is created by a combination of molecules detected by an innovative energy band. • Marker embedded in or on materials and products can be read in real time via easy-to-use portable hand- held scanner and is protected by a blockchain ledger. • Security Matters believes its technology is difficult to replicate by any competitors and is superior to alternative forms of supply chain security. 23 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

2. Sustainable Accountability Transparency & ownership of lifecycle data from origins of raw materials to key production phases & end of product life – recycling. • A mine–to–marketplace ethical supply chain assurance & transparency technological platform that parties along the value chain can utilize to monitor the lifecycle and origins in real time. • Enables parties to authenticate and provide proof of quality, quantity and origin of materials for credible ESG reporting for stakeholders, insurance, trading platforms, logistics, financing, international customs and industry regulations. 24 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

3. Essential For Circular Closed Loop Economy to Function & Operate By being able to create a digital twin for physical objects, SMX enables different players in the value chain of production to create a global ledger of physical goods which can result in new business and revenue streams. • SMX can help form a new revenue model and business stream for companies balancing the use of both recycled and virgin raw materials during production. 25 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

End to End Technology Solution for Circularity SMX is an environmentally sustainable technology that can more accurately identify the origins and material composition of raw materials within the finished consumer product and its packaging, enabling it to re-enter the economy for recycling/reuse. A chemical-based A blockchain record to store A reader to identify hidden marker system and verify ownership data these codes • Patented sensitive reader • Records datasets through the • Mark any object either solid, receives response signal supply chain liquid or gas from marker • Apply marks to multiple layers • Transfer of ownership • Ability to read the data • Combination of 500,000+ • Enables proof of authenticity embedded in the item and quality assurance marker molecules to help within seconds without make each mark unique having to destroy the • Visibility of supply chain product or send the item to movements • Designed not to change the a special lab for testing. composition, quality and characteristics such as colour, weight, taste and smell of the material. 26 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

The World Business Council for Sustainable Development - Member The World Business Council for Sustainable Development (WBCSD) is a global, CEO-led organization of over 200 leading businesses working together to accelerate the transition to a sustainable world. WBCSD is delighted to welcome Security Matters as our newest member. There is a huge potential for this kind of technology to revolutionize industries including “ fashion, electronics, agriculture, gold and precious stones. We look forward to working with Security Matters to help advance our shared goals” Peter Bakker, President and CEO of WBCSD, 10 June 2020 27 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done. “

SMX Technical Objectives and Challenges 28

A Significant & Growing Market US$4.5 US$60.7 US$500 148m Trillion Billion Billion Tonnes The circular economy is a The Global Plastic Global sales of counterfeit Global textile waste is US$4.5 trillion opportunity, Recycling Market is and pirated goods are expected to reach 148 presenting potential for global estimated to reach US estimated at a value of million tons annually by economic growth, accelerating $60.7bn by 2025 US$500bn a year 2030 society towards a sustainable future. Sources: McKinsey surveys of global Supply Chain leaders (May 15 – May 22, 2020, N=60; U.S. Intellectual Property and Counterfeit Goods— Landscape Review of Existing/Emerging Research; OECD ESG Investing: Practices, Progress and Challenges; environmental leader; analytics insights. https://www.fashionrevolution.org/. https://www.prnewswire.com/news-releases/global-plastic-recycling-market-report-2020-301222208.html. 29 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

The Shift has Already Begun Movement towards Shift from linear to Continued fight Increasing ESG investment the digital economy circular economies against counterfeit and awareness 50% 93% >50% 33% of the World’s of the of Supply of Brand Largest Industrial US $50 Trillion Chain Leaders Owners Companies in Assets Will rely on digital twins Plan to increase the Are committing to Under professional innovative technology to level of resilience establishing circular management gain an added insight across their supply value chains. representing ESG into their products, chain as a result of investments. assets, processes, COVID-19. operations. Source: McKinsey surveys of global Supply Chain leaders (May 15 – May 22, 2020, N=60; U.S. Intellectual Property and Counterfeit Goods— Landscape Review of Existing/Emerging Research; OECD ESG Investing: Practices, Progress and Challenges; environmental leader; analytics insights 30 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

The Shift has Already Begun Product Portfolio Business Model Product- Solution- Sustainable Use- Concept oriented offering oriented oriented Offer the use of products Offer ecosystem around Make product offering Service products to while maintaining “sustainable solutions” to more sustainable and extend product life and help customers become encourage sustainable ownership to reduce recycling of materials excess production more sustainable choice of customers Sustainability Repair/ Sustainable Sustainable Rental Examples score remanufacturing solution offering 31 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Market Opportunity 32

SMX Tech and Blockchain Benefits For Ethical & ESG Compliance For Raw Commodities, Precious Metals & Diamonds • Help reduce credit risk and compliance burden • Help expedite funding & credit lines and reduce cost of funds to miners Transaction transparency• Enable more accurate reporting of quantity and quality of mineral being mined and refined to financiers, traders and insurance • Transparency and assurance based on science and technology – not paper based • Help detect fraud and adulteration on the spot Authentication • Prevent unauthorised materials from entering production chain • Linking of physical mineral with its digital twin • More secure digital records Blockchain supply • Greater transparency between supply chain stakeholders chain management • Blockchain ledger • Source provenance - identification and verification Sustainability & Liability• Trace back at end-of-life for recycling • Trace back at misuse, defect or accident Monetize benefits of the • Help de-risk & lower cost of inventory financing models Marker in a closed loop• Introduce a globally recognized industry standard for ‘grading’ based on quality and economy traceability where it can be priced and traded on the open market accordingly 33 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Tech Application Gold 34

Partnership with The Perth Mint “This is a particularly significant development given the increasing focus on Environmental, Social and Governance (ESG) practices across the world pertaining to the gold supply chain. This game changing technology will report the origin of the gold and how the metal moves through the entire production and distribution process. This complete transparency will instil even greater trust in a commodity which already provides the ultimate refuge during times of economic and geopolitical turmoil.” RichardHayes,CEO – The Perth Mint, 5 February 2020 35

ESG & Ethical Compliance for the Gold Industry TRANSPARENCY FROM MINE TO RECYCLING AND BACK TO REFINING. An ethical gold supply chain assurance solution that spans the gold value chain from mine to refinery to terminal market through recycling and back again to refinery. • To better enable the parties in the Gold value chain to authenticate and provide proof of quality, quantity and origin of gold for credible ESG reporting for stakeholders, insurance, trading platforms, logistics, financing, international customs and industry regulations. • To create a digital twin that is recorded on a digital blockchain platform for physical products - enabling different players in the Gold value chain of production to create a global ledger of physical goods. • To enhance, compliment & promote the current ESG frameworks provided by WGC (Responsible Gold Mining Principles) and LBMA (Responsible Sourcing Programme), by offering its members a technology and blockchain platform that can promote and help drive integrity, anti-counterfeiting, corporate transparency, accountability and sustainability. 36 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Tech Application Fashion Sustainability Competence Centre 37

Enabling Fashion Brands to Meet Carbon Neutrality & ESG Targets SMX officially opened a Fashion Sustainability Competence Centre to provide fashion brands more transparent, cost-effective and efficient access to SMX’s ‘plug & play’ proprietary technology that has been designed for use within the fast, high volume and low-price fashion industry. • SMX’s innovative technology and digital twin blockchain platform 3.0 that can enable participating fashion brands to recycle their own merchandise (clothes, shoes, accessories including sunglasses) back into higher quality materials and merchandise, is ready for commercial scale operations. SMX can work with fashion brands by building and adapting the technology to their production facilities. • SMX Blockchain provides a more transparent, cost efficient and tangible platform for upstream and downstream value chain players to co-ordinate, share data and evolve production methods from a linear model (take-make- dispose) to a circular model (take- reuse/make – recycle). • SMX’s Equilibrium Circular Economy business model can reduce the amount of raw materials required and amount of waste whilst meeting the financial goals and ESG demands of the market and consumers, which is vital to future-proof the fashion industry. • It is envisioned that the SMX technology can allow US, UK and EU companies to comply with new regulations on carbon emission and sustainability including the EU Green Deal. • SMX’s technology is applicable across a range of materials including wool, organic cotton, organic silk, leather, EVA, TPU, ABS, PET, Vegan Leather, Polyester and its applications encompasses shoes, trainers, leather goods, clothes, sunglasses and accessories. 38 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

The Fashion Equilibrium Circular Economy • Enabling Conscious Fashion • Enabling Circular Economy Production Values 39 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

SMX Tech Application Electronics Governmental Cyber Authorities & Agencies 40

Circular Electronics Partnership (CEP) The World Business Council for Sustainable Development (WBCSD) and SMX launched a pilot project for Circular Electronic Manufacturing Overview • Invited by the WBCSD, SMX joined the first private sector alliance of top electronic brands and its founding partners of the Circular Electronics Partnership (CEP). • The members of the CEP include Dell Technologies, Microsoft, Cisco, Google, Vodafone, Lanxess, Sims Lifecycle Services, Glencore, KPMG International and Closing the Loop, among others. • The Circular Electronic Manufacturing pilot project can play a tangible and practical role in CEP’s roadmap for the electronic brands and manufacturers to transition more successfully to a circular economy. The primary objective of the pilot project is to demonstrate how SMX’s technology can mark, track & trace EEE (Electronic & Electrical Equipment) along the supply chain, can enable circularity over materials and reduce the use of raw materials. Anticipated Benefits ✓ Claiming additional carbon credit and preparing for ✓ Transforming from liner to circular economy plastic credit ✓ Reclaim waste by brand / application ✓ Compliance with future ESG regulations ✓ Maximizing branded materials’ specs by ✓ To be able to detect in real time and in a non-intrusive moving to multiply cycle use of material manner if any substitution or loss has occurred. 41 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

Traceability via Blockchain Blockchain Verify 1 – Linking product digital Verify 3 – At Verify 4 – At Verify 2 – At barcode to PCB the warehouse the OEM the customer and its components 42 Proprietary to Security Matters, and protected under Federal US, AU and EU IP laws and regulations, as are any results (physical or intellectual property) of any work done.

T. +972 8 630 6336 (ISR) E. info@securitymattersltd.com 43 43